FIRST QUARTER 2024 RESULTS NASDAQ: FULT Data as of or for the period ended March 31, 2024 unless otherwise noted

This presentation may contain forward-looking statements with respect to Fulton Financial Corporation's (the "Corporation") financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," “projects,” the negative of these terms and other comparable terminology. These forward-looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results. Management’s "2024 Outlook" contained herein is comprised of forward-looking statements. Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, the statements are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2023 and other current and periodic reports, which have been, or will be, filed with the Securities and Exchange Commission (the "SEC") and are, or will be, available in the Investor Relations section of the Corporation’s website (www.fultonbank.com) and on the SEC’s website (www.sec.gov). The Corporation uses certain financial measures in this presentation that have been derived by methods other than generally accepted accounting principles ("GAAP"). These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. 2

3 A STABLE DEPOSIT PORTFOLIO THAT REMAINS GRANULAR, TENURED AND DIVERSIFIED WITH SIGNIFICANT LIQUIDITY COVERAGE Deposit Mix By Customer (March 31, 2024) Deposit Portfolio Highlights(1) 755,000 deposit accounts $28,820 average deposit account balance 10+ years average deposit account age 24% estimated uninsured deposits 243% coverage of estimated uninsured deposits Deposit Mix By Product(2) (1) As of March 31, 2024. Estimated uninsured deposits net of collateralized municipal deposits and inter-company deposits. For the calculation of the coverage of estimated uninsured deposits, please refer to the slide titled “Liquidity Profile.” (2) Deposit balances are ending balances. (dollars in millions)

THE LOAN PORTFOLIO IS DIVERSIFIED AND GRANULAR, WITH LOW OFFICE CONCENTRATION AT 3% OF LOANS 4 Office Only Profile • $694 million in office loan commitments • $662 million in office loans outstanding • representing 3% of total loans • Average loan size is $2.2 million • Weighted average loan-to-value(1) (“LTV”) ratio of 60% • Weighted average debt service coverage ratio (“DSCR”) of 1.34x • 77% of loans with full recourse; 63% LTV; 1.26x DSCR • 23% of loans non-recourse; 52% LTV; 1.60x DSCR • Eight relationships over $20 million, totaling $196 million in commitments, including: • Three relationships in central business districts • $146 million in commitments located in central business districts • Classification • 37% Class A • 23% Class B • 5% Class C • 35% Not Classified Total Loan Portfolio (March 31, 2024) (1) LTV as of most recent appraisal.

$63 $161 $93 $204 $173 204 75 13 16 7 Under $1MM $1MM - $5MM $5MM - $10MM $10MM - $20MM Greater than $20MM Commitments (in millions) Number of Loans THE OFFICE PORTFOLIO HAS BEEN ORIGINATED OVER TIME, WILL MATURE OVER TIME, AND REMAINS GRANULAR AND DIVERSE 5 Originated Over Time Maturing Over Time Granular Loan Portfolio Geographically Diverse by MSA(1) (1) Metropolitan Statistical Areas or “MSA” titled in short name for presentation purposes. (2) The Corporation’s presence in the New York-Newark-Jersey City MSA extends from central New Jersey into northern New Jersey, and includes zero office loans in the State of New York component of the New York MSA. (2)

MULTI-FAMILY LOANS REPRESENT 7% OF THE TOTAL LOAN PORTFOLIO WITH A SMALL AVERAGE LOAN SIZE 6 (1) LTV as of most recent appraisal. Multi-Family Profile • $2.1 billion in multi-family loan commitments • $1.6 billion in multi-family loans outstanding • Average loan size is $3.8 million • Weighted average LTV(1) ratio of 59% • Weighted Average DSCR of 1.26x • 89% of loans with recourse • 39% construction, 61% stabilized • Classification o 48% Class A o 14% Class B o 3% Class C o 35% Not Classified Total Loan Portfolio (March 31, 2024)

$253 $255 $420 $1,199 43 48 66 408 2024 2025 2026 2027 & after Commitments (in millions) Number of Loans $109 $311 $395 $449 $864 319 125 55 33 33 Under $1MM $1MM - $5MM $5MM - $10MM $10MM - $20MM Greater than $20MM Commitments (in millions) Number of Loans $117 $122 $193 $237 $595 $863 $6.9 $5.8 $3.4 $2.7 $3.1 $4.6 53% 60% 58% 67% 59% 58% Virginia Beach Baltimore New York Lancaster Other MSAs Philadelphia Commitments (in millions) Avg Loan Size (in millions) Wtd Avg LTV THE MULTI-FAMILY PORTFOLIO HAS BEEN RECENTLY ORIGINATED AND APPRAISED, HAS A LONG-DATED MATURITY HORIZON AND IS ALSO GEOGRAPHICALLY DIVERSE 7 (1) The Corporation’s presence in the New York-Newark-Jersey City MSA extends from central New Jersey into northern New Jersey and includes one multi-family loan in New York City component of the New York MSA. Recently Originated and Appraised Maturing Over Time Diversified by Size Diversified by Geographical MSA (1)

(1) Non-GAAP financial measure. Please refer to the calculation and management’s reason for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. 8 1Q24 4Q23 1Q23 (dollars in thousands, except per-share data) Net interest income $206,937 $212,006 $215,587 Provision for credit losses 10,925 9,808 24,544 Non-interest income 57,140 60,130 51,730 Securities gains (losses) — (752) 23 Non-interest expense 177,600 180,552 159,616 Income before income taxes 75,552 81,024 83,180 Income taxes 13,611 16,761 14,866 Net income 61,941 64,263 68,314 Preferred stock dividends (2,562) (2,562) (2,562) Net income available to common shareholders $59,379 $61,701 $65,752 Net income available to common shareholders, per share (diluted) $0.36 $0.37 $0.39 Operating net income available to common shareholders, per share (diluted)(1) $0.40 $0.42 $0.39 ROAA 0.91% 0.93% 1.03% Operating ROAA(1) 1.00% 1.03% 1.04% ROAE 9.28% 10.09% 11.02% Operating ROAE (tangible)(1) 13.08% 14.68% 14.46% Efficiency ratio(1) 63.2% 62.0% 58.5%

9 NONINTEREST-BEARING DEPOSIT TRENDS • Growth in the Corporation’s commercial banking business, as well as the historically low levels of interest rates for much of the post-2008 period, led to a generally increasing trend in the percentage of noninterest-bearing deposits. • Prior to 2008, noninterest-bearing deposits averaged 15%-20% of total deposits. As of March 31, 2024, noninterest-bearing deposits were 23.4% of total deposits down from a peak of 35% in June 2022. • Deposit growth, including growth in noninterest-bearing deposits, remains a key component of the Corporation’s relationship banking strategy. Source: S&P Global Market Intelligence, Federal Reserve Bank of New York and Board of Governors of the Federal Reserve System (US); Corporation’s reported results for NIM and percentage of noninterest-bearing deposits at March 31,2024. % Noninterest-Bearing Deposits, Net Interest Margin (“NIM”) and Fed Funds Effective Rate

• NIM was 3.32% in the first quarter of 2024, declining four basis points compared to the fourth quarter of 2023. • Loan yield improved by seven basis points during the first quarter of 2024, increasing to 5.90% compared to 5.83% in the fourth quarter of 2023. Loan yields have benefited from new originations and higher rates. • Total cost of deposits was 1.95% for the first quarter of 2024, an increase of 16 basis points compared to the fourth quarter of 2023, due to continued migration into interest-bearing deposit products. 10 NET INTEREST INCOME AND NIM 1Q24 Highlights Net Interest Income & NIM Average Deposits and Borrowings & Other and Cost of Funds Average Interest-Earning Assets & Yields (dollars in millions) (dollars in billions) (dollars in billions)

11 ASSET QUALITY Provision for Credit Losses Non-Performing Loans (“NPLs”) & NPLs to Loans Net Charge-offs (“NCOs”) and NCOs to Average Loans ACL(1) to NPLs & Loans (1) The allowance for credit losses (“ACL”) relates specifically to “Loans, net of unearned income” and does not include reserves related to off-balance sheet credit exposures.

12 NON-INTEREST INCOME(1) Non-interest Income (percentage of total non-interest income, three months ended March 31, 2024) (1) Excluding investment securities gains. Decreases due to: • $2.0 million decline in commercial customer swap fees • Other fee income attributable to the valuation of certain equity method investments Increases due to: • Record wealth management income • Gain on sale of mortgage loans on solid originations and spreads 1Q24 4Q23 Change Wealth Management 20,155$ 19,388$ 767$ Commercial Banking 18,829 20,780 (1,951) Consumer Banking 11,668 12,087 (419) Mortgage Banking 3,090 2,288 802 Other 3,398 5,587 (2,189) Total 57,140$ 60,130$ (2,990)$ (dollars in thousands)

13 NON-INTEREST EXPENSE Non-interest Expense (percentage of total non-interest expense, three months ended March 31, 2024) Decreases primarily due to: • $1.0 million Federal Deposit Insurance Corporation special assessment in 1Q24 compared to $6.5 million in 4Q23 • Reductions in incentive compensation accruals Increases primarily due to: • $3.6 million loss due to closure of financial centers • $2.5 million consulting expenses • $0.2 million in severance expense 1Q24 4Q23 Change Salaries and employee benefits 95,481$ 97,275$ (1,794)$ Data processing and software 17,661 16,985 676 Net Occupancy 16,149 14,647 1,502 Other outside services 13,283 14,670 (1,387) FDIC Insurance 6,104 11,138 (5,034) Equipment 4,040 3,995 45 Marketing 1,912 3,550 (1,638) Other 22,970 18,292 4,678 Total 177,600$ 180,552$ (2,952)$ (dollars in thousands)

14 (1) Regulatory capital ratios and excess capital amounts as of March 31, 2024 are preliminary estimates. (2) Excesses shown are to regulatory minimums, including the 250 basis point capital conservation buffer, except for Tier 1 Leverage which is the well- capitalized minimum. $1,181 $581 $730 $790 (as of March 31, 2024) (dollars in millions) (2)

Estimated Uninsured Deposits March 31, 2024 Total Deposits 21,742$ Estimated Uninsured Deposits 7,070$ Estimated Uninsured Deposits to Total Deposits 33% Estimated Uninsured Deposits 7,070$ Less: Collateralized Municipal Deposits (1,930)$ Net Estimated Uninsured Deposits (4) 5,140$ Net Estimated Uninsured Deposits to Total Deposits 24% Committed Liquidity to Net Estimated Uninsured Deposits 143% Available Liquidity to Net Estimated Uninsured Deposits 243% Available Liquidity March 31, 2024 Cash On-Hand (1) 147$ Federal Reserve Capacity 1,231 Total Available @ Federal Reserve 1,231$ FHLB Borrowing Capacity 9,359 Advances (2) (905) Letters of Credit (2,359) Total Available @ FHLB 6,095$ Total Committed Liquidity 7,326$ Fed Funds Lines 2,556 Outstanding Net Fed Funds - Total Fed Funds Lines Available 2,556$ Brokered Deposit Capacity (3) 3,603 Brokered & Wholesale Deposits (1,152) Total Brokered Deposit Availability 2,451$ Total Uncommitted Availability Liquidity 5,007$ Total Available Liquidity 12,480$ 15 LIQUIDITY PROFILE (1) Includes cash at the FHLB and Federal Reserve and vault cash for liquidity purposes only. (2) Includes accrued interest, fees, and other adjustments. (3) Brokered deposit availability is based upon internal policy limit. (4) Net estimated uninsured deposits are net of collateralized municipal deposits and inter-company deposits. • Cash On-Hand typically ranges between $50 - $100 million • Total committed and available liquidity meaningfully exceeds net estimated uninsured deposits (dollars in thousands)

2024 OUTLOOK 16 Net interest income: $790 - $820 million(1) Provision for credit losses: $45 - $65 million Non-interest income: $235 - $250 million(2) Non-interest expense: $670 - $690(3) Effective tax rate: 17% - 18% (1) Assumes Fed Funds Rate decreases of 75 basis points in the second half of 2024 (2) Excludes investment securities gains and losses (3) Excludes implementation costs associated with the FultonFirst initiative

# NON-GAAP RECONCILIATION

***Note**: The Corporation has presented the following non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.*

| (dollars in thousands, except per share and share data) | Three months ended Mar 31 2024 | Dec 31 2023 | Mar 31 2022 |
|---|---|---|---|
| Operating net income available to common shareholders | | | |
| Net income available to common shareholders | $59,379 | $61,701 | $65,752 |
| Plus: Core deposit intangible amortization | 441 | 441 | 514 |
| Plus: Interest rate derivative transition valuation[1] | (151) | (1,102) | — |
| Plus: FDIC special assessment | 956 | 6,494 | — |
| Plus: FultonFirst implementation and asset disposals | 6,329 | 3,197 | — |
| Less: Tax impact of adjustments | (1,591) | (1,896) | (108) |
| Operating net income available to common shareholders (numerator) | $65,363 | $68,835 | $66,158 |
| Weighted average shares (diluted) (denominator) | 164,520 | 165,650 | 168,401 |
| Operating net income available to common shareholders, per share (diluted) | $0.40 | $0.42 | $0.39 |

FULTON FINANCIAL CORPORATION

*[1] Resulting from the reference rate transition from the London Interbank Offered Rate ("LIBOR") to the Secured Overnight Financing Rate ("SOFR") in the Corporation's commercial customer interest rate swap program.*

17

18 Three months ended (dollars in thousands) Mar 31 Dec 31 Mar 31 2024 2023 2023 Operating return on average assets Net income $61,941 $64,263 $68,314 Plus: Core deposit intangible amortization 441 441 514 Plus: Interest rate derivative transition valuation(1) (151) (1,102) — Plus: FDIC special assessment 956 6,494 — Plus: FultonFirst implementation and asset disposals 6,329 3,197 — Less: Tax impact of adjustments (1,591) (1,896) (108) Operating net income (numerator) $67,925 $71,397 $68,720 Total average assets $27,427,626 $27,397,671 $26,900,653 Less: Average net core deposit intangible (4,666) (5,106) (6,937) Total average operating assets (denominator) $27,422,960 $27,392,565 $26,893,716 Operating return on average assets 1.00% 1.03% 1.04% (1) Resulting from the reference rate transition from LIBOR to SOFR in the Corporation's commercial customer interest rate swap program.

19 Three months ended (dollars in thousands) Mar 31 Dec 31 Mar 31 2024 2023 2023 Operating return on average common shareholders' equity (tangible) Net income available to common shareholders $59,379 $61,701 $65,752 Plus: Intangible amortization 573 597 674 Plus: Interest rate derivative transition valuation(1) (151) (1,102) — Plus: FDIC special assessment 956 6,494 — Plus: FultonFirst implementation and asset disposals 6,329 3,197 — Less: Tax impact of adjustments (1,618) (1,929) (142) Adjusted net income available to common shareholders (numerator) $65,468 $68,958 $66,284 Average shareholders' equity $2,766,945 $2,618,024 $2,613,316 Less: Average preferred stock (192,878) (192,878) (192,878) Less: Average goodwill and intangible assets (560,393) (560,977) (561,744) Average tangible common shareholders' equity (denominator) $2,013,674 $1,864,169 $1,858,694 Operating return on average common shareholders' equity (tangible) 13.08% 14.68% 14.46% (1) Resulting from the reference rate transition from LIBOR to SOFR in the Corporation's commercial customer interest rate swap program.

20 (dollars in thousands) Three months ended Mar 31 Dec 31 Mar 31 Efficiency ratio 2024 2023 2023 Non-interest expense $177,600 $180,552 $159,616 Less: Intangible amortization (573) (597) (674) Less: FDIC special assessment (956) (6,494) — Less: FultonFirst implementation and asset disposals (6,329) (3,197) — Less: Debt extinguishment — 720 — Non-interest expense (numerator) $169,742 $170,984 $158,942 Net interest income $206,937 $212,006 $215,587 Tax equivalent adjustment 4,592 4,549 4,414 Plus: Total non-interest income 57,140 59,378 51,753 Plus: Interest rate derivative transition valuation(1) (151) (1,102) — Less: Investment securities (gains) losses, net — 752 (23) Total revenue (denominator) $268,518 $275,583 $271,731 Efficiency ratio 63.2% 62.0% 58.5% (1) Resulting from the reference rate transition from LIBOR to SOFR in the Corporation's commercial customer interest rate swap program.